UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 6, 2014

REAL GOODS SOLAR, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-34044	26-1851813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

833 W. South Boulder Road, Louisville, CO 80027-2452

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (303) 222-8400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 6, 2014, Real Goods Solar, Inc.’s (the “Company”) wholly-owned subsidiaries Real Goods Energy Tech, Inc., Real Goods Trading Corporation, Alteris Renewables, Inc., Real Goods Syndicated, Inc., Mercury Energy, Inc., Real Goods Solar, Inc.—Mercury Solar, Elemental Energy, LLC and Sunetric Management LLC (collectively, the “Borrowers”) entered into a Joinder and Sixth Loan Modification Agreement (the “Loan Agreement Amendment”) with Silicon Valley Bank (“SVB”) pursuant to which the parties thereto agreed to certain amendments to the Loan and Security Agreement, dated as of December 19, 2011, as amended (the “Loan Agreement”), and Mercury Energy, Inc., Real Goods Solar, Inc.—Mercury Solar, Elemental Energy, LLC and Sunetric Management LLC (collectively, the “New Borrowers”) each joined as a party to the Loan Agreement and granted a security interest in substantially all its assets to SVB.

The Loan Agreement Amendment extended the maturity date of the Loan Agreement to January 31, 2015. Additionally, the Loan Agreement Amendment reset financial covenants and made other conforming and administrative amendments to the Loan Agreement.

Pursuant to the terms of the Loan Agreement Amendment, the New Borrowers and SVB also entered into an Intellectual Property Security Agreement, pursuant to which the New Borrowers pledged certain copyrights, trademarks, patents, mask works and other intellectual property rights to secure the obligations of the New Borrowers under the Loan Agreement.

Pursuant to the terms of the Loan Agreement Amendment, the Company and SVB also entered into a Second Amended and Restated Unconditional Guaranty (the “Guaranty”) pursuant to which the Company reaffirmed its guaranty of certain obligations of the Borrowers, and a Second Amended and Restated Security Agreement pursuant to which the Company reaffirmed its pledge of substantially all of its assets to secure its guaranty obligations under the Guaranty.

In connection with the Loan Agreement Amendment, the Company issued to SVB a Warrant to Purchase Stock (the “Warrant”), pursuant to which SVB has the right to purchase 82,627 shares of the Company’s Class A Common Stock with an exercise price of $2.36 per share, subject to adjustment. The Warrant will expire June 5, 2021.

In connection with the Loan Agreement Amendment, the Borrowers will pay SVB a fully earned modification fee of $60,000 and a fully earned pro-rated extension fee of $20,000 no later than September 30, 2014. Borrowers shall also reimburse SVB for certain expenses incurred in connection with entering into the Loan Agreement Amendment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL GOODS SOLAR, INC.

By:	/s/ Anthony DiPaolo
Anthony DiPaolo Chief Financial Officer

Date: June 11, 2014